Scudder Variable Life Investment Fund

                             Money Market Portfolio
                                 Bond Portfolio
                               Balanced Portfolio
                            Capital Growth Portfolio
                           Global Discovery Portfolio
                           Growth and Income Portfolio
                             International Portfolio

                Supplement to Statement of Additional Information
                                Dated May 1, 1998



Zurich Insurance Company ("Zurich"), which is the majority owner of each Portfolio's investment manager, Scudder Kemper Investments, Inc. ("Scudder Kemper"), has combined its businesses with the financial services businesses of B.A.T Industries p.l.c. ("B.A.T"). The resulting company, Zurich Financial Services ("Zurich Financial Services"), has become Zurich's parent company. As a result of the Zurich-B.A.T transaction, the former shareholders of B.A.T indirectly own a 43% interest in Zurich through a new holding company, Allied Zurich p.l.c. This change in ownership of Zurich may be deemed to have caused a "change in control" of Scudder Kemper, even though Scudder Kemper's operations will not change as a result. The Investment Company Act of 1940, which regulates investment companies such as your Portfolio, requires that portfolio shareholders approve a new investment management agreement whenever there is a change in control of a fund's investment manager (even in the most technical sense). Although this transaction will have virtually no effect on the operations of Scudder Kemper or the Portfolios, each Portfolio's shareholders approved a new investment management agreement for the Portfolio to assure that there is no interruption in the services Scudder Kemper provides to the Portfolio. A special meeting of shareholders (the "special meeting") of each Portfolio was held on December 16, 1998 at which time the shareholders approved the new investment management agreements. Each new investment management agreement (each an "Investment Management Agreement" and, collectively, the "Investment Management Agreements") is effective as of September 7, 1998 and will be in effect for an initial term ending on the same date as would the corresponding previous investment management agreement.

Each Portfolio's Investment Management Agreement is substantially identical to the corresponding previous investment management agreement, except for the dates of execution and termination and, in the case of Capital Growth Portfolio, the addition of a breakpoint in the fee structure.

Each Portfolio's fundamental lending policy has been amended by a vote of shareholders at the special meeting. As a matter of fundamental policy, each Portfolio may not:

  o make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.



December 28, 1998